Exhibit 99.2

FINANCIAL SUPPLEMENT
As of December 31, 2014

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Kerry Calaiaro, Senior Vice President, Investor Relations
T: +1 646-502-1076
email: kerry.calaiaro@aspen.co

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2013 and December 31, 2012. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-U.S. GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized capital gains or losses, including net realized and unrealized gains and losses on interest rate swaps, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses from foreign exchange contracts and certain non-recurring items. In 2014, non-recurring items included costs associated with defending the unsolicited approach from Endurance Specialty Holdings Ltd. in the amounts of $Nil and $28.5 million for the three and twelve months ended December 31, 2014, respectively. In 2013, these non-recurring items included issue costs associated with the redemption of the 5.625% Preferred Income Equity Redemption Securities ("PIERS") and a $9.3 million make-whole payment associated with the redemption of the $250.0 million 6.0% coupon Senior Notes due to mature on August 15, 2014.

Aspen excludes these items above from its calculation of operating income because they are either not expected to recur and therefore are not reflective of underlying performance or the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 23 for a reconciliation of operating income to net income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Operating ROE is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs and the total amount of non-controlling interest.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for a reconciliation of operating income to net income and page 7 for a reconciliation of average ordinary shareholders' equity to average shareholders' equity.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 23 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 22.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended December 31,			Twelve Months Ended December 31,
(in US$ millions except for percentages, share and per share amounts)	2014	2013	Change	2014	2013	Change
Gross written premium	$615.4	$604.4	1.8%	$2,902.7	$2,646.7	9.7%
Net written premium	$554.0	$548.0	1.1%	$2,515.2	$2,299.7	9.4%
Net earned premium	$612.2	$572.6	6.9%	$2,405.3	$2,171.8	10.8%
Net income after tax	$67.2	$90.0	(25.3)%	$355.8	$329.3	8.0%
Operating income after tax	$71.3	$84.4	(15.5)%	$368.5	$304.3	21.1%
Net investment income	$46.7	$47.2	(1.1)%	$190.3	$186.4	2.1%
Underwriting income	$36.3	$46.6	(22.1)%	$229.4	$158.0	45.2%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.92	$1.23	(25.2%)	$4.92	$4.29	14.0%
Operating income adjusted for preference share dividend	$0.99	$1.15	(13.9)%	$5.11	$4.03	27.5%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.90	$1.21	(25.6)%	$4.82	$4.14	17.1%
Operating income adjusted for preference share dividend	$0.97	$1.13	(14.2)%	$5.01	$3.88	28.2%
Weighted average number of ordinary shares outstanding (in millions of shares)	62.206	65.594	(5.2)%	64.536	66.872	(3.5)%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	63.605	67.052	(5.1)%	65.873	69.418	(5.1)%
Book value per ordinary share	$46.16	$41.87	10.2%	$46.16	$41.87	10.2%
Diluted book value per ordinary share	$45.13	$40.90	10.3%	$45.13	$40.90	10.3%
Ordinary shares outstanding at December 31, 2014 and December 31, 2013 (in millions of shares)	62.017	65.547	(5.4)%	62.017	65.547	(5.4)%
Diluted ordinary shares outstanding at December 31, 2014 and December 31, 2013 (in millions of shares)	63.445	67.090	(5.4)%	63.445	67.090	(5.4)%
Underwriting Ratios
Loss ratio	55.5%	57.9%		54.4%	56.3%
Policy acquisition expense ratio	18.8%	17.4%		18.8%	19.4%
General, administrative and corporate expense ratio	19.8%	16.6%		18.5%	16.9%
General, administrative and corporate expense ratio (excluding non-recurring corporate expenses)	19.8%	16.6%		17.3%	16.9%
Expense ratio	38.6%	34.0%		37.3%	36.3%
Expense ratio (excluding non-recurring corporate expenses)	38.6%	34.0%		36.1%	36.3%
Combined ratio	94.1%	91.9%		91.7%	92.6%
Combined ratio (excluding non-recurring corporate expenses)	94.1%	91.9%		90.5%	92.6%
Return On Equity
Average equity (1)	$2,876.0	$2,715.7		$2,874.6	$2,781.4
Return on average equity
Net income adjusted for preference share dividend	2.0%	3.0%		11.1%	10.6%
Operating income adjusted for preference share dividend	2.2%	2.8%		11.5%	9.7%
Annualized return on average equity
Net income	8.0%	12.0%		11.1%	10.6%
Operating income	8.8%	11.2%		11.5%	9.7%

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages and per share amounts)	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013
UNDERWRITING REVENUES
Gross written premiums	$615.4	$652.5	$779.3	$855.5	$604.4
Premiums ceded	(61.4)	(75.2)	(92.9)	(158.0)	(56.4)
Net written premiums	554.0	577.3	686.4	697.5	548.0
Change in unearned premiums	58.2	33.1	(70.2)	(131.0)	24.6
Net earned premiums	612.2	610.4	616.2	566.5	572.6
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	339.6	342.7	337.1	288.1	331.4
Amortization of deferred policy acquisition costs	114.8	115.5	108.9	112.0	99.7
General, administrative and corporate expenses (excluding non-recurring corporate expenses)	121.5	99.6	103.5	92.6	94.9
Total underwriting expenses	575.9	557.8	549.5	492.7	526.0
Underwriting income including corporate expenses	36.3	52.6	66.7	73.8	46.6
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	46.7	48.0	46.1	49.5	47.2
Interest expense	(7.4)	(7.4)	(7.3)	(7.4)	(9.5)
Other (expense)/income	(3.9)	(7.8)	2.0	(0.1)	3.5
Total other operating revenue	35.4	32.8	40.8	42.0	41.2
OPERATING INCOME BEFORE TAX	71.7	85.4	107.5	115.8	87.8
Non-recurring corporate expenses	—	(20.2)	(5.3)	(3.0)	—
Net realized and unrealized exchange (losses)/gains (1) (3)	(2.8)	(9.9)	7.7	2.6	(3.8)
Net realized and unrealized investment (losses)/gains (2) (3)	(0.9)	(16.6)	27.1	8.8	9.6
INCOME BEFORE TAX	68.0	38.7	137.0	124.2	93.6
Income tax expense	(0.8)	(1.3)	(6.2)	(3.8)	(3.6)
NET INCOME AFTER TAX	67.2	37.4	130.8	120.4	90.0
Dividends paid on ordinary shares	(12.4)	(13.1)	(13.1)	(11.7)	(11.8)
Dividends paid on preference shares	(9.4)	(9.5)	(9.4)	(9.5)	(9.4)
Dividends paid to non-controlling interest	(0.1)	—	—	—	(0.1)
Change in redemption value of the PIERS	—	—	—	—	—
Proportion due to non-controlling interest	(0.8)	0.1	—	(0.1)	0.2
Retained income	$44.5	$14.9	$108.3	$99.1	$68.9
Components of net income after tax
Operating income	71.3	81.7	102.8	112.7	84.4
Non-recurring corporate expenses	—	(20.2)	(5.3)	(3.0)	—
Net realized and unrealized exchange (losses)/gains after tax (1) (3)	(3.1)	(7.5)	6.3	2.1	(3.8)
Net realized and unrealized investment (losses)/gains after tax (2) (3)	(1.0)	(16.6)	27.0	8.6	9.4
NET INCOME AFTER TAX	$67.2	$37.4	$130.8	$120.4	$90.0
Loss ratio	55.5%	56.1%	54.7%	50.9%	57.9%
Policy acquisition expense ratio	18.8%	18.9%	17.7%	19.8%	17.4%
General, administrative and corporate expense ratio	19.8%	19.6%	17.7%	16.9%	16.6%
General, administrative and corporate expense ratio (excluding non-recurring corporate expenses)	19.8%	16.3%	16.8%	16.3%	16.6%
Expense ratio	38.6%	38.5%	35.4%	36.7%	34.0%
Expense ratio (excluding non-recurring corporate expenses)	38.6%	35.2%	34.5%	36.1%	34.0%
Combined ratio	94.1%	94.6%	90.1%	87.6%	91.9%
Combined ratio (excluding non-recurring corporate expenses)	94.1%	91.3%	89.2%	87.0%	91.9%
Basic earnings per share (4)	$0.92	$0.43	$1.85	$1.70	$1.23
Diluted earnings per share (4)	$0.90	$0.42	$1.82	$1.66	$1.21
Annualized return on average equity
Net income	8.0%	4.0%	16.8%	16.0%	12.0%
Operating income	8.8%	10.0%	12.8%	14.8%	11.2%
See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(3) Adjusted for a representation of foreign exchange in relation to investment securities from realized and unrealized exchange gains/(losses) to realized and unrealized investment gains/(losses).
(4) Adjusted for preference share dividends and non-controlling interest.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
	Twelve Months Ended December 31,
	2014	2013	2012
UNDERWRITING REVENUES
Gross written premiums	$2,902.7	$2,646.7	$2,583.3
Premiums ceded	(387.5)	(347.0)	(336.4)
Net written premiums	2,515.2	2,299.7	2,246.9
Change in unearned premiums	(109.9)	(127.9)	(163.4)
Net earned premiums	2,405.3	2,171.8	2,083.5
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	1,307.5	1,223.7	1,238.5
Amortization of deferred policy acquisition costs	451.2	422.0	381.2
General, administrative and corporate expenses (excluding non-recurring corporate expenses)(1)	417.2	368.1	345.1
Total underwriting expenses	2,175.9	2,013.8	1,964.8
Underwriting income including corporate expenses	229.4	158.0	118.7
OTHER OPERATING REVENUE AND EXPENSES
Net investment income	190.3	186.4	204.9
Interest expense	(29.5)	(32.7)	(30.9)
Other (expenses)/income	(9.8)	6.5	0.9
Total other operating revenue	151.0	160.2	174.9
OPERATING INCOME BEFORE TAX	380.4	318.2	293.6
Non-recurring corporate expenses	(28.5)	—	—
Net realized and unrealized exchange (losses) (2)	(2.4)	(14.5)	(2.0)
Net realized and unrealized investment gains(3)	18.4	39.0	3.8
INCOME BEFORE TAX	367.9	342.7	295.4
Income tax expense	(12.1)	(13.4)	(15.0)
NET INCOME AFTER TAX	355.8	329.3	280.4
Dividends paid on ordinary shares	(50.3)	(47.8)	(47.0)
Dividends paid on preference shares	(37.8)	(35.5)	(31.1)
Dividends paid to non controlling interest	(0.1)	(0.1)	(0.1)
Change in redemption value of the PIERS	—	(7.1)	—
Proportion due to non-controlling interest	(0.8)	0.5	0.2
Retained income	$266.8	$239.3	$202.4
Components of net income after tax
Operating income	368.5	304.3	279.9
Non-recurring corporate expenses	(28.5)	—	—
Net realized and unrealized exchange (losses) after tax (2)	(2.2)	(13.3)	(2.2)
Net realized and unrealized investment gains after tax (3)	18.0	38.3	2.7
NET INCOME AFTER TAX	$355.8	$329.3	$280.4
Loss ratio	54.4%	56.3%	59.4%
Policy acquisition expense ratio	18.8%	19.4%	18.3%
General, administrative and corporate expense ratio (1)	18.5%	16.9%	16.6%
General, administrative and corporate expense ratio (excluding non-recurring corporate expenses) (1)	17.3%	16.9%	16.6%
Expense ratio	37.3%	36.3%	34.9%
Expense ratio (excluding non-recurring corporate expenses)	36.1%	36.3%	34.9%
Combined ratio	91.7%	92.6%	94.3%
Combined ratio (excluding non-recurring corporate expenses)	90.5%	92.6%	94.3%

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) In 2012, the Company adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, the Company is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Balance Sheets

(in US$ millions except for per share amounts)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Investments
Fixed income securities	$6,401.0	$6,271.9	$6,297.7	$6,256.1	$6,285.3
Equity securities	725.9	647.0	574.2	507.8	460.4
Other investments	8.7	8.7	8.7	8.7	48.0
Catastrophe bonds	34.8	32.2	30.0	18.0	5.8
Short-term investments	258.5	314.2	349.7	215.5	160.3
Total investments	7,428.9	7,274.0	7,260.3	7,006.1	6,959.8
Cash and cash equivalents	1,178.5	1,289.1	1,345.2	1,443.7	1,293.6
Reinsurance recoverables
Unpaid losses	350.0	384.7	360.0	352.1	332.7
Ceded unearned premiums	206.8	229.8	217.9	221.3	151.9
Receivables
Underwriting premiums	1,011.7	1,105.3	1,192.7	1,189.5	999.0
Other	90.2	92.0	106.4	107.8	90.3
Funds withheld	46.9	47.5	47.8	49.4	46.5
Deferred policy acquisition costs	299.0	301.6	306.4	289.6	262.2
Derivatives at fair value	8.0	7.0	1.6	6.8	7.0
Receivable for securities sold	2.3	1.6	9.1	14.8	5.2
Office properties and equipment	62.2	64.4	65.1	61.8	60.1
Taxation	—	4.0	2.8	0.5	1.6
Other assets	13.6	10.4	1.5	1.5	2.2
Intangible assets	18.2	18.2	18.2	18.3	18.4
Total assets	$10,716.3	$10,829.6	$10,935.0	$10,763.2	$10,230.5
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,750.8	$4,787.3	$4,795.8	$4,760.7	$4,678.9
Unearned premiums	1,441.8	1,508.7	1,568.5	1,479.7	1,280.6
Total insurance reserves	6,192.6	6,296.0	6,364.3	6,240.4	5,959.5
Payables
Reinsurance premiums	92.0	146.8	93.5	155.1	88.2
Taxation	21.4	25.7	28.0	16.5	15.7
Accrued expenses and other payables	356.9	290.3	284.5	361.6	265.6
Liabilities under derivative contracts	14.3	12.7	5.4	0.4	2.9
Total payables	484.6	475.5	411.4	533.6	372.4
Loan notes issued by variable interest entities, at fair value	70.7	64.5	56.0	53.4	50.0
Long-term debt	549.1	549.1	549.1	549.0	549.0
Total liabilities	7,297.0	7,385.1	7,380.8	7,376.4	6,930.9
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	0.5	(0.3)	(0.2)	(0.2)	(0.3)
Preference shares	—	—	—	—	—
Additional paid-in capital	1,134.3	1,186.4	1,276.7	1,269.9	1,297.4
Retained earnings	2,050.1	2,005.6	1,990.7	1,882.4	1,783.3
Accumulated other comprehensive income, net of taxes	234.3	252.7	286.9	234.6	219.1
Total shareholders’ equity	3,419.3	3,444.5	3,554.2	3,386.8	3,299.6
Total liabilities and shareholders’ equity	$10,716.3	$10,829.6	$10,935.0	$10,763.2	$10,230.5

Book value per ordinary share	$46.16	$45.60	$45.81	$43.28	$41.87
Book value per diluted ordinary share	$45.13	$44.60	$44.84	$42.72	$40.90
See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended		Twelve Months Ended
(in US$ except for number of shares)	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Basic earnings per ordinary share
Net income adjusted for preference share dividend	$0.92	$1.23	$4.92	$4.29
Operating income adjusted for preference share dividend	$0.99	$1.15	$5.11	$4.03
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	$0.90	$1.21	$4.82	$4.14
Operating income adjusted for preference share dividend	$0.97	$1.13	$5.01	$3.88

Weighted average number of ordinary shares outstanding (in millions)	62.206	65.594	64.536	66.872
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	63.605	67.052	65.873	69.418

Book value per ordinary share	$46.16	$41.87	$46.16	$41.87
Diluted book value per ordinary share	$45.13	$40.90	$45.13	$40.90

Ordinary shares outstanding at end of the period (in millions)	62.017	65.547	62.017	65.547
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	63.445	67.090	63.445	67.090

See pages 7 and 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Twelve Months Ended
(in US$ millions except for percentages)	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Average shareholders' equity	$3,431.9	$3,271.1	$3,430.3	$3,322.5
Average non-controlling interest	(0.1)	0.2	0.1	(0.1)
Average preference shares	(555.8)	(555.6)	(555.8)	(541.0)
Average ordinary shareholders' equity	$2,876.0	$2,715.7	$2,874.6	$2,781.4
Return on average equity:
Net income adjusted for preference share dividend and non-controlling interest	2.0%	3.0%	11.1%	10.6%
Operating income adjusted for preference share dividend and non-controlling interest	2.2%	2.8%	11.5%	9.7%
Annualized return on average equity:
Net income	8.0%	12.0%	11.1%	10.6%
Operating income	8.8%	11.2%	11.5%	9.7%
Components of return on average equity:
Return on average equity from underwriting activity (1)	1.3%	1.7%	8.0%	5.7%
Return on average equity from investment and other activity (2)	0.9%	1.2%	3.9%	4.5%
Pre-tax operating income return on average equity	2.2%	2.9%	11.9%	10.2%
Post-tax operating income return on average equity (3)	2.2%	2.8%	11.5%	9.7%

See page 23 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends.
(3) Calculated by using operating income after-tax adjusted for preference share dividends.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended December 31, 2014			Three Months Ended December 31, 2013
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$145.3	$470.1	$615.4	$176.2	$428.2	$604.4
Net written premiums	143.6	410.4	554.0	174.5	373.5	548.0
Gross earned premiums	278.4	417.0	695.4	297.7	366.1	663.8
Net earned premiums	263.1	349.1	612.2	284.8	287.8	572.6
Losses and loss adjustment expenses	130.4	209.2	339.6	86.8	244.6	331.4
Amortization of deferred policy acquisition costs	47.7	67.1	114.8	46.2	53.5	99.7
General and administrative expenses	39.4	62.9	102.3	33.8	51.9	85.7
Underwriting income/(loss)	$45.6	$9.9	$55.5	$118.0	$(62.2)	$55.8
Net investment income			46.7			47.2
Net realized and unrealized investment (losses)/gains (1)			(0.9)			9.6
Corporate expenses			(19.2)			(9.2)
Other (expense)/income			(3.9)			3.5
Interest expense			(7.4)			(9.5)
Net realized and unrealized foreign exchange (losses) (2)			(2.8)			(3.8)
Income before tax			$68.0			$93.6
Income tax expense			(0.8)			(3.6)
Net income			$67.2			$90.0
Ratios
Loss ratio	49.6%	59.9%	55.5%	30.5%	85.0%	57.9%
Policy acquisition expense ratio	18.1%	19.2%	18.8%	16.2%	18.6%	17.4%
General and administrative expense ratio (3)	15.0%	18.0%	19.8%	11.9%	18.0%	16.6%
General and administrative expense ratio (excluding non-recurring corporate expenses)(3)	15.0%	18.0%	19.8%	11.9%	18.0%	16.6%
Expense ratio	33.1%	37.2%	38.6%	28.1%	36.6%	34.0%
Expense ratio (excluding non-recurring corporate expenses)	33.1%	37.2%	38.6%	28.1%	36.6%	34.0%
Combined ratio	82.7%	97.1%	94.1%	58.6%	121.6%	91.9%
Combined ratio (excluding non-recurring corporate expenses)	82.7%	97.1%	94.1%	58.6%	121.6%	91.9%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Twelve Months Ended December 31, 2014			Twelve Months Ended December 31, 2013
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$1,172.8	$1,729.9	$2,902.7	$1,133.9	$1,512.8	$2,646.7
Net written premiums	1,124.0	1,391.2	2,515.2	1,082.0	1,217.7	2,299.7
Gross earned premiums	1,137.6	1,599.0	2,736.6	1,126.6	1,366.8	2,493.4
Net earned premiums	1,088.2	1,317.1	2,405.3	1,073.0	1,098.8	2,171.8
Losses and loss adjustment expenses	497.8	809.7	1,307.5	481.7	742.0	1,223.7
Amortization of deferred policy acquisition costs	200.0	251.2	451.2	207.2	214.8	422.0
General and administrative expenses	146.4	205.5	351.9	131.0	185.9	316.9
Underwriting income/(loss)	$244.0	$50.7	$294.7	$253.1	$(43.9)	$209.2
Net investment income			190.3			186.4
Net realized and unrealized investment gains (1)			18.4			39.0
Corporate expenses			(65.3)			(51.2)
Non-recurring corporate expenses			(28.5)			—
Other (expense)/income			(9.8)			6.5
Interest expense			(29.5)			(32.7)
Net realized and unrealized foreign exchange (losses) (2)			(2.4)			(14.5)
Income before tax			$367.9			$342.7
Income tax expense			(12.1)			(13.4)
Net income			$355.8			$329.3
Ratios
Loss ratio	45.7%	61.5%	54.4%	44.9%	67.5%	56.3%
Policy acquisition expense ratio	18.4%	19.1%	18.8%	19.3%	19.5%	19.4%
General and administrative expense ratio (3)	13.5%	15.6%	18.5%	12.2%	16.9%	16.9%
General and administrative expense ratio (excluding non-recurring corporate expenses)(3)	13.5%	15.6%	17.3%	12.2%	16.9%	16.9%
Expense ratio	31.9%	34.7%	37.3%	31.5%	36.4%	36.3%
Expense ratio (excluding non-recurring corporate expenses)	31.9%	34.7%	36.1%	31.5%	36.4%	36.3%
Combined ratio	77.6%	96.2%	91.7%	76.4%	103.9%	92.6%
Combined ratio (excluding non-recurring corporate expenses)	77.6%	96.2%	90.5%	76.4%	103.9%	92.6%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013

Gross written premiums	$145.3	$256.9	$298.4	$472.2	$176.2	$219.5	$298.6	$439.6
Net written premiums	143.6	250.9	286.9	442.6	174.5	218.4	288.6	400.5
Gross earned premiums	278.4	291.0	289.7	278.5	297.7	268.6	288.4	271.9
Net earned premiums	263.1	279.6	278.8	266.7	284.8	255.7	275.8	256.7
Net losses and loss adjustment expenses	130.4	132.0	125.0	110.4	86.8	122.2	158.4	114.3
Amortization of deferred policy acquisition costs	47.7	52.1	49.8	50.4	46.2	49.1	56.6	55.3
General and administrative expenses	39.4	38.4	35.8	32.8	33.8	34.6	30.4	32.2
Underwriting income	$45.6	$57.1	$68.2	$73.1	$118.0	$49.8	$30.4	$54.9
Ratios
Loss ratio	49.6%	47.2%	44.8%	41.4%	30.5%	47.8%	57.4%	44.5%
Policy acquisition expense ratio	18.1%	18.6%	17.9%	18.9%	16.2%	19.2%	20.5%	21.5%
General and administrative expense ratio	15.0%	13.7%	12.8%	12.3%	11.9%	13.5%	11.0%	12.5%
Expense ratio	33.1%	32.3%	30.7%	31.2%	28.1%	32.7%	31.5%	34.0%
Combined ratio	82.7%	79.5%	75.5%	72.6%	58.6%	80.5%	88.9%	78.5%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013

Gross written premiums	$470.1	$395.6	$480.9	$383.3	$428.2	$362.1	$388.7	$333.8
Net written premiums	410.4	326.4	399.5	254.9	373.5	323.6	324.1	196.5
Gross earned premiums	417.0	403.9	404.5	373.6	366.1	356.5	331.3	312.9
Net earned premiums	349.1	330.8	337.4	299.8	287.8	288.6	268.2	254.2
Net losses and loss adjustment expenses	209.2	210.7	212.1	177.7	244.6	168.0	175.0	154.4
Amortization of deferred policy acquisition costs	67.1	63.4	59.1	61.6	53.5	61.4	50.6	49.3
General and administrative expenses	62.9	45.6	51.1	45.9	51.9	49.5	42.1	42.4
Underwriting income/(loss)	$9.9	$11.1	$15.1	$14.6	$(62.2)	$9.7	$0.5	$8.1
Ratios
Loss ratio	59.9%	63.7%	62.9%	59.3%	85.0%	58.2%	65.2%	60.7%
Policy acquisition expense ratio	19.2%	19.2%	17.5%	20.5%	18.6%	21.3%	18.9%	19.4%
General and administrative expense ratio	18.0%	13.8%	15.1%	15.3%	18.0%	17.2%	15.7%	16.7%
Expense ratio	37.2%	33.0%	32.6%	35.8%	36.6%	38.5%	34.6%	36.1%
Combined ratio	97.1%	96.7%	95.5%	95.1%	121.6%	96.7%	99.8%	96.8%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Lines of Business
(in US$ millions)
Gross Written Premiums	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Reinsurance
Property Catastrophe Reinsurance	$1.1	$40.0	$91.6	$168.8	$6.8	$37.8	$83.2	$145.5
Other Property Reinsurance	55.4	95.4	89.8	102.4	61.5	70.8	91.0	79.5
Casualty Reinsurance	37.3	70.7	60.6	113.3	55.0	68.6	63.4	125.3
Specialty Reinsurance	51.5	50.8	56.4	87.7	52.9	42.3	61.0	89.3
Total Reinsurance	$145.3	$256.9	$298.4	$472.2	$176.2	$219.5	$298.6	$439.6
Insurance
Property and Casualty Insurance	$202.5	$200.9	$221.3	$176.3	$181.5	$164.6	$176.8	$131.2
Marine, Aviation and Energy Insurance	145.8	88.2	153.6	131.7	129.9	112.9	143.8	136.8
Financial and Professional Lines Insurance	121.8	106.5	106.0	75.3	116.8	84.6	68.1	65.8
Total Insurance	$470.1	$395.6	$480.9	$383.3	$428.2	$362.1	$388.7	$333.8

Total Gross Written Premiums	$615.4	$652.5	$779.3	$855.5	$604.4	$581.6	$687.3	$773.4
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$(0.1)	$37.4	$80.9	$147.9	$6.3	$37.6	$75.2	$124.0
Other Property Reinsurance	54.9	92.0	88.3	96.6	61.1	70.8	89.8	65.6
Casualty Reinsurance	37.4	70.7	61.5	111.4	54.2	67.7	62.6	123.1
Specialty Reinsurance	51.4	50.8	56.2	86.7	52.9	42.3	61.0	87.8
Total Reinsurance	$143.6	$250.9	$286.9	$442.6	$174.5	$218.4	$288.6	$400.5
Insurance
Property and Casualty Insurance	$159.3	$166.4	$171.0	$101.5	$141.4	$147.2	$157.1	$67.2
Marine, Aviation and Energy Insurance	137.6	64.2	131.1	119.5	118.5	107.1	102.7	126.4
Financial and Professional Lines Insurance	113.5	95.8	97.4	33.9	113.6	69.3	64.3	2.9
Total Insurance	$410.4	$326.4	$399.5	$254.9	$373.5	$323.6	$324.1	$196.5

Total Net Written Premiums	$554.0	$577.3	$686.4	$697.5	$548.0	$542.0	$612.7	$597.0
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$60.0	$62.5	$62.7	$62.4	$64.0	$60.4	$65.1	$58.7
Other Property Reinsurance	68.0	84.1	81.5	79.2	73.0	62.5	79.1	71.0
Casualty Reinsurance	75.4	75.0	78.8	72.2	84.8	78.9	75.2	66.6
Specialty Reinsurance	59.7	58.0	55.8	52.9	63.0	53.9	56.4	60.4
Total Reinsurance	$263.1	$279.6	$278.8	$266.7	$284.8	$255.7	$275.8	$256.7
Insurance
Property and Casualty Insurance	$141.9	$148.0	$146.9	$119.5	$113.2	$112.8	$105.5	$101.6
Marine, Aviation and Energy Insurance	111.4	107.2	119.9	115.1	117.7	123.3	116.8	101.6
Financial and Professional Lines Insurance	95.8	75.6	70.6	65.2	56.9	52.5	45.9	51.0
Total Insurance	$349.1	$330.8	$337.4	$299.8	$287.8	$288.6	$268.2	$254.2

Total Net Earned Premiums	$612.2	$610.4	$616.2	$566.5	$572.6	$544.3	$544.0	$510.9

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Twelve Months Ended December 31,
(in US$ millions)	2014	2013
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	(0.3)	0.2
Net change for the period	0.8	(0.5)
End of period	0.5	(0.3)
Additional paid-in capital
Beginning of period	1,297.4	1,516.7
New shares issued	2.7	21.2
Ordinary shares repurchased	(180.9)	(309.6)
Preference shares issued	—	270.6
Preference shares repurchased and cancelled	—	(230.0)
Changes in redemption value	—	7.1
Share-based compensation	15.1	21.4
End of period	1,134.3	1,297.4
Retained earnings
Beginning of period	1,783.3	1,544.0
Net income for the period	355.8	329.3
Dividends paid on ordinary and preference shares	(88.1)	(83.3)
Change in redemption value	—	(7.1)
Dividends paid on non-controlling interest	(0.1)	(0.1)
Proportion due to non-controlling interest	(0.8)	0.5
End of period	2,050.1	1,783.3
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	88.6	112.7
Change for the period	(15.9)	(24.1)
End of period	72.7	88.6
Loss on derivatives:
Beginning of period	—	(0.5)
Reclassification to interest payable	—	0.5
Net change from current period hedged transactions	(3.8)	—
End of period	(3.8)	—
Unrealized appreciation/(depreciation) on investments, net of taxes:
Beginning of period	130.5	315.2
Change for the period	34.9	(184.7)
End of period	165.4	130.5
Total accumulated other comprehensive income	234.3	219.1

Total shareholders' equity	$3,419.3	$3,299.6

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in US$ millions)	2014	2013	2014	2013

Net income	$67.2	$90.0	$355.8	$329.3
Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains) included in net income	(1.8)	(3.2)	(7.5)	(23.4)
Change in net unrealized gains and (losses) on available for sale securities held	17.8	(34.0)	42.4	(161.3)
Net change from current period hedged transactions	(3.8)	—	(3.8)	—
Loss on derivatives reclassified to interest expense	—	0.3	—	0.5
Change in foreign currency translation adjustment	(30.6)	(3.1)	(15.9)	(24.1)
Other comprehensive (loss)/income	(18.4)	(40.0)	15.2	(208.3)
Comprehensive income	$48.8	$50.0	$371.0	$121.0

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in US$ millions)	2014	2013	2014	2013

Net cash from operating activities	$130.0	$133.4	$606.3	$566.4
Net cash (used in) investing activities	(213.2)	(104.7)	(515.0)	(497.9)
Net cash (used in)/from financing activities	(11.1)	59.1	(196.4)	(240.8)
Effect of exchange rate movements on cash and cash equivalents	(16.3)	7.5	(10.0)	2.3
(Decrease)/increase in cash and cash equivalents	(110.6)	95.3	(115.1)	(170.0)
Cash at beginning of period	1,289.1	1,198.3	1,293.6	1,463.6
Cash at end of period	$1,178.5	$1,293.6	$1,178.5	$1,293.6

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Twelve Months Ended December 31, 2014	For the Twelve Months Ended December 31, 2013

Provision for losses and loss adjustment expenses at the start of the period	$4,678.9	$4,779.7
Reinsurance recoverables	(332.7)	(499.0)
Net loss and loss adjustment expenses at the start of the period	4,346.2	4,280.7

Net loss and loss adjustment expenses disposed	(24.2)	(34.6)
Provision for losses and loss adjustment expenses for claims incurred
Current period	1,411.6	1,331.4
Prior period release	(104.1)	(107.7)
Total incurred	1,307.5	1,223.7

Losses and loss adjustment expenses payments for claims incurred	(1,107.7)	(1,085.1)

Foreign exchange (gains)	(121.0)	(38.5)

Net loss and loss adjustment expenses reserves at the end of the period	4,400.8	4,346.2
Reinsurance recoverables on unpaid losses at the end of the period	350.0	332.7
Gross loss and loss adjustment expenses reserves at the end of the period	$4,750.8	$4,678.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As at December 31, 2014			As at December 31, 2013
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$2,531.1	$(37.8)	$2,493.3	$2,707.0	$(60.2)	$2,646.8
Insurance	2,219.7	(312.2)	1,907.5	1,971.9	(272.5)	1,699.4
Total losses and loss adjustment expense reserves	$4,750.8	$(350.0)	$4,400.8	$4,678.9	$(332.7)	$4,346.2

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Releases

(in US$ millions)	Three Months Ended December 31, 2014			Three Months Ended December 31, 2013
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$25.3	$(1.9)	$23.4	$55.6	$(9.5)	$46.1
Insurance	5.9	(17.8)	(11.9)	(5.4)	(20.2)	(25.6)
Release in reserves for prior years during the period	$31.2	$(19.7)	$11.5	$50.2	$(29.7)	$20.5

	Twelve Months Ended December 31, 2014			Twelve Months Ended December 31, 2013
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$103.6	$(4.6)	$99.0	$146.3	$(23.7)	$122.6
Insurance	(0.7)	5.8	5.1	(3.4)	(11.5)	(14.9)
Release in reserves for prior years during the period	$102.9	$1.2	$104.1	$142.9	$(35.2)	$107.7

ASPEN INSURANCE HOLDINGS LIMITED
Worldwide Natural Catastrophe Exposures: Major Peril Zones as at January 1, 2015

1 in 100 year tolerance: 17.5% of total shareholders' equity	1 in 250 year tolerance: 25.0% of total shareholders' equity

Based on shareholders' equity of $3,418.8 million (excluding non-controlling interest) as at December 31, 2014. The estimates reflect Aspen's own view of the modelled maximum losses ("PML's") at the return periods shown which include input from various third party vendor models and our own proprietary adjustments to these models. Catastrophe loss experience may materially differ from the modelled PML’s due to limitations in one or more of the models or uncertainties in the application of policy terms and limits.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)	Fair Market Value
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Marketable Securities - Available For Sale
U.S. government securities	$1,094.4	$973.9	$994.0	$1,014.7	$1,020.4
U.S. agency securities	197.4	201.9	205.0	245.2	269.1
Municipal securities	31.5	31.7	26.9	33.6	32.8
Corporate securities	2,319.4	2,278.4	2,244.9	2,154.1	2,069.4
Foreign government securities	665.7	752.6	766.5	735.0	778.9
Asset-backed securities	143.5	143.9	140.3	130.0	122.3
Bonds backed by foreign government	78.0	75.5	83.9	91.5	84.6
Mortgage-backed securities	1,100.1	1,039.9	1,065.3	1,117.6	1,191.6
Total fixed income securities	5,630.0	5,497.8	5,526.8	5,521.7	5,569.1
Short-term investments	258.3	307.2	335.7	215.5	160.3
Equity securities	109.9	125.9	142.1	147.4	149.5
Total Available For Sale	$5,998.2	$5,930.9	$6,004.6	$5,884.6	$5,878.9

Marketable Securities - Trading
U.S. government securities	$—	$16.5	$12.9	$16.8	$22.0
U.S. agency securities	0.2	0.2	0.2	0.2	0.2
Municipal securities	1.1	1.1	1.2	1.2	1.1
Corporate securities	529.8	521.1	524.5	494.8	474.8
Foreign government securities	140.1	139.2	139.3	136.4	136.2
Asset-backed securities	14.7	15.2	11.4	12.3	12.8
Bank loans	85.1	80.8	81.4	72.7	69.1
Total fixed income securities	771.0	774.1	770.9	734.4	716.2
Short-term investments	0.2	7.0	14.0	—	—
Equity securities	616.0	521.1	432.1	360.4	310.9
Catastrophe bonds	34.8	32.2	30.0	18.0	5.8
Total Trading	$1,422.0	$1,334.4	$1,247.0	$1,112.8	$1,032.9

Other Investments	$8.7	$8.7	$8.7	$8.7	$48.0

Cash	1,178.5	1,289.1	1,345.2	1,443.7	1,293.6
Accrued interest	47.2	45.7	49.7	46.5	47.9
Total Cash and Accrued Interest	$1,225.7	$1,334.8	$1,394.9	$1,490.2	$1,341.5

Total Cash and Investments	$8,654.6	$8,608.8	$8,655.2	$8,496.3	$8,301.3

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013

Net investment income from fixed income investments and cash	$43.6	$43.5	$42.0	$44.1	$44.8	$42.0	$42.0	$45.0
Net investment income from equity securities	3.1	4.5	4.1	5.4	2.4	3.0	3.9	3.3
Net investment income	46.7	48.0	46.1	49.5	47.2	45.0	45.9	48.3

Net realized and unrealized investment gains/(losses) excluding the interest rate swaps (1)	3.5	(17.5)	31.3	10.7	19.4	17.7	(6.6)	15.2
Net realized investment (losses)/gains from the interest rate swaps	(2.7)	0.9	(3.5)	(1.9)	(0.5)	(4.3)	6.8	0.6
Realized loss on the debt extinguishment	—	—	—	—	(9.3)	—	—	—
Other-than-temporary impairment charges	(1.7)	—	(0.7)	—	—	—	—	—
Net realized and unrealized investment (losses)/gains (1)	(0.9)	(16.6)	27.1	8.8	9.6	13.4	0.2	15.8

Change in unrealized gains/(losses) on available for sale investments (gross of tax) (1)	21.2	(39.6)	33.8	22.6	(41.1)	(9.7)	(138.4)	(17.5)
Total return/(loss) on investments (1)	$67.0	$(8.2)	$107.0	$80.9	$15.7	$48.7	$(92.3)	$46.6

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps)	2.65%	2.65%	2.61%	2.68%	2.74%	2.82%	2.71%	2.80%
Fixed income portfolio duration (excluding the impact of the interest rate swaps)	3.5 years	3.5 years	3.4 years	3.5 years	3.5 years	3.5 years	3.4 years	3.2 years

(1) Adjusted for a representation of foreign exchange in relation to investment securities from realized and unrealized exchange gains/(losses) to realized and unrealized investment gains/(losses).

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Net assets	$3,419.3	$3,444.5	$3,554.2	$3,386.8	$3,299.6
Less: Preference shares	(555.8)	(555.8)	(555.8)	(555.8)	(555.8)
Less: Non-controlling interest	(0.5)	0.3	0.2	0.2	0.3
Total	$2,863.0	$2,889.0	$2,998.6	$2,831.2	$2,744.1

Ordinary shares outstanding (in millions)	62.017	63.350	65.463	65.419	65.547
Ordinary shares and dilutive potential ordinary shares (in millions)	63.445	64.783	66.871	66.281	67.090

Book value per ordinary share	$46.16	$45.60	$45.81	$43.28	$41.87
Diluted book value per ordinary share	$45.13	$44.60	$44.84	$42.72	$40.90

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments and non-recurring items.
	Three Months Ended		Twelve Months Ended
(in US$ millions except where stated)	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Net income as reported	$67.2	$90.0	$355.8	$329.3
Changes in redemption value of the PIERS	—	—	—	(7.1)
Net change attributable to non-controlling interest	(0.8)	0.2	(0.8)	0.5
Preference share dividends	(9.4)	(9.4)	(37.8)	(35.5)
Net income available to ordinary shareholders	57.0	80.8	317.2	287.2
Add (deduct) after tax income:
Net foreign exchange losses	3.1	3.8	2.2	13.3
Net realized losses/(gains) on investments	1.0	(9.4)	(18.0)	(38.3)
Changes in redemption value of the PIERS	—	—	—	7.1
Non-recurring corporate expenses	—	—	28.5	—
Operating income after tax available to ordinary shareholders	61.1	75.2	329.9	269.3

Tax expense on operating income	0.4	3.2	12.7	13.4
Operating income before tax available to ordinary shareholders	$61.5	$78.4	$342.6	$282.7

Basic earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$0.92	$1.23	$4.92	$4.29
Add (deduct) after tax income:
Net foreign exchange losses	0.05	0.06	0.03	0.20
Net realized losses/(gains) on investments	0.02	(0.14)	(0.28)	(0.57)
Changes in redemption value of the PIERS	—	—	—	0.11
Non-recurring corporate expenses	—	—	0.44	—
Operating income adjusted for preference shares dividends and non-controlling interest	$0.99	$1.15	$5.11	$4.03

Diluted earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$0.90	$1.21	$4.82	$4.14
Add (deduct) after tax income:
Net foreign exchange losses	0.05	0.06	0.03	0.19
Net realized losses/(gains)on investments	0.02	(0.14)	(0.27)	(0.55)
Changes in redemption value of the PIERS	—	—	—	0.10
Non-recurring corporate expenses	—	—	0.43	—
Operating income adjusted for preference shares dividends and non-controlling interest	$0.97	$1.13	$5.01	$3.88

A-1

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Prior Lines of Business
(in US$ millions)
Gross Written Premiums	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Reinsurance
Property Catastrophe Reinsurance	$1.1	$40.0	$91.6	$168.8	$6.8	$37.8	$83.2	$145.5
Other Property Reinsurance	55.4	95.4	89.8	102.4	61.5	70.8	91.0	79.5
Casualty Reinsurance	37.3	70.7	60.6	113.3	55.0	68.6	63.4	125.3
Specialty Reinsurance	51.5	50.8	56.4	87.7	52.9	42.3	61.0	89.3
Total Reinsurance	$145.3	$256.9	$298.4	$472.2	$176.2	$219.5	$298.6	$439.6
Insurance
Property Insurance	$58.1	$59.7	$85.6	$63.0	$54.6	$52.8	$74.0	$54.6
Casualty Insurance	85.3	93.8	88.5	61.3	83.1	74.7	63.9	43.7
Marine, Energy and Transportation Insurance	145.8	88.2	153.6	131.7	129.9	112.9	143.8	136.8
Financial and Professional Lines Insurance	121.8	106.5	106.0	75.3	116.8	84.6	68.1	65.8
Programs	59.1	47.4	47.2	52.0	43.8	37.1	38.9	32.9
Total Insurance	$470.1	$395.6	$480.9	$383.3	$428.2	$362.1	$388.7	$333.8

Total Gross Written Premiums	$615.4	$652.5	$779.3	$855.5	$604.4	$581.6	$687.3	$773.4
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$(0.1)	$37.4	$80.9	$147.9	$6.3	$37.6	$75.2	$124.0
Other Property Reinsurance	54.9	92.0	88.3	96.6	61.1	70.8	89.8	65.6
Casualty Reinsurance	37.4	70.7	61.5	111.4	54.2	67.7	62.6	123.1
Specialty Reinsurance	51.4	50.8	56.2	86.7	52.9	42.3	61.0	87.8
Total Reinsurance	$143.6	$250.9	$286.9	$442.6	$174.5	$218.4	$288.6	$400.5
Insurance
Property Insurance	$42.2	$42.3	$54.6	$16.6	$48.2	$50.9	$67.1	$16.3
Casualty Insurance	58.5	82.4	74.3	41.4	63.2	61.6	56.2	24.6
Marine, Energy and Transportation Insurance	137.6	64.2	131.1	119.5	118.5	107.1	102.7	126.4
Financial and Professional Lines Insurance	113.5	95.8	97.4	33.9	113.6	69.3	64.3	2.9
Programs	58.6	41.7	42.1	43.5	30.0	34.7	33.8	26.3
Total Insurance	$410.4	$326.4	$399.5	$254.9	$373.5	$323.6	$324.1	$196.5

Total Net Written Premiums	$554.0	$577.3	$686.4	$697.5	$548.0	$542.0	$612.7	$597.0
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$60.0	$62.5	$62.7	$62.4	$64.0	$60.4	$65.1	$58.7
Other Property Reinsurance	68.0	84.1	81.5	79.2	73.0	62.5	79.1	71.0
Casualty Reinsurance	75.4	75.0	78.8	72.2	84.8	78.9	75.2	66.6
Specialty Reinsurance	59.7	58.0	55.8	52.9	63.0	53.9	56.4	60.4
Total Reinsurance	$263.1	$279.6	$278.8	$266.7	$284.8	$255.7	$275.8	$256.7
Insurance
Property Insurance	$36.4	$40.7	$54.7	$42.3	$42.4	$46.2	$44.1	$45.7
Casualty Insurance	57.2	67.6	53.3	49.6	40.7	44.5	40.7	34.6
Marine, Energy and Transportation Insurance	111.4	107.2	119.9	115.1	117.7	123.3	116.8	101.6
Financial and Professional Lines Insurance	95.8	75.6	70.6	65.2	56.9	52.5	45.9	51.0
Programs	48.3	39.7	38.9	27.6	30.1	22.1	20.7	21.3
Total Insurance	$349.1	$330.8	$337.4	$299.8	$287.8	$288.6	$268.2	$254.2

Total Net Earned Premiums	$612.2	$610.4	$616.2	$566.5	$572.6	$544.3	$544.0	$510.9

A-2